UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2026 (August 27, 2026)

BIOKEY (CAYMAN), INC.

(Exact name of registrant as specified in its charter)

Cayman Islands	000-56853	93-3535498
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44370 Old Warm Springs Blvd. Fremont, CA	94538
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (510) 668-0881

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
-	-	-

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Earlier today, BioKey (Cayman), Inc., an exempted company incorporated with limited liability under the laws of the Cayman Islands (the “Company”), filed a Current Report on Form 8-K (the “Initial 8K”) to disclose that it has successfully completed the separation (the “Spin-Off”) from ABVC BioPharma, Inc. (“ABVC”), effected by ABVC’s distribution of approximately 15% of the issued and outstanding ordinary shares, par value $0.0001 per share (“Ordinary Shares”), of the Company to holders of common stock of ABVC (the “ABVC Common Stockholders”) as a pro rata dividend in the Spin-Off (the “Distribution”), pursuant to the terms of that certain Separation and Distribution Agreement, dated as of June 22, 2026, between the Company and ABVC (the “Separation Agreement”). Attached as Exhibit 99.1 to the Initial 8K, was the final form of the information statement that describes the Spin-Off and provides important information regarding the Company’s business and management (the “Information Statement”), however it was not dated. We are filing this amendment to the Initial 8K solely to attach the final, dated Information Statement. Other than the date, there are no changes to the Information Statement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit
2.1	Separation and Distribution Agreement, dated as of June 22, 2026, by and between ABVC BioPharma, Inc. and BioKey (Cayman), Inc. (incorporated by reference to the 8K filed on August 27, 2026)
10.1	Transitional Services Agreement, dated as of June 22, 2026, by and between ABVC BioPharma, Inc. and BioKey (Cayman), Inc. (incorporated by reference to the 8K filed on August 27, 2026)
10.2	Tax Matters Agreement, dated as of June 22, 2026, by and between ABVC BioPharma, Inc. and BioKey (Cayman), Inc. (incorporated by reference to the 8K filed on August 27, 2026)
10.3	Employee Matters Agreement, dated as of June 22, 2026, by and between ABVC BioPharma, Inc. and BioKey (Cayman), Inc. (incorporated by reference to the 8K filed on August 27, 2026)
23.1	Consent of Simon & Edward, LLP (incorporated by reference to the 8K filed on August 27, 2026)
99.1	Information Statement of BioKey (Cayman), Inc., dated August 27, 2026 (filed herewith)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioKey (Cayman), Inc.

August 27, 2026	By:	/s/ T.S. Jiang
T.S. Jiang
Chief Executive Officer

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